UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, on February 17, 2022, Celanese Corporation (“Celanese” or the “Company”) entered into a transaction agreement (the “Transaction Agreement”) with DuPont de Nemours, Inc. and one of its affiliates (“DuPont”) pursuant to which the Company agreed to acquire (the “Acquisition”), subject to the terms and conditions set forth in the Transaction Agreement, a majority of the Mobility and Materials business of DuPont (such acquired business, the “Business”) for $11,000,000,000 in cash, subject to customary transaction adjustments (the “Purchase Price”).

On November 1, 2022, the Company and DuPont completed the acquisition in accordance with the Transaction Agreement. The closing Purchase Price was funded using borrowings under the Company’s credit facilities, funds raised via capital markets transactions and cash on hand. Celanese purchased the Business through the acquisition of certain subsidiaries of DuPont related to the Business. The Business excludes DuPont’s Delrin® POM, Tedlar® PVF, Multibase, and Auto Adhesives & Fluids businesses.

A copy of the Transaction Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 18, 2022, and is incorporated herein by reference. The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2022, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information.

The Company will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, dated as of February 17, 2022, by and among DuPont De Nemours, Inc., DuPont E&I Holding, Inc. and Celanese Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 18, 2022).*

99.1	Press Release dated November 1, 2022.**

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*	All exhibits and schedules to the Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

**	The information in Item 7.01 of this Current Report, including Exhibit 99.1 furnished thereunder, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 this Current Report, including the exhibit furnished thereunder, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ Michael R. Sullivan
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	November 1, 2022